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                                                                   Exhibit 10.68

                                AMENDMENT NO. 12
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                       Effective Date: September 12, 2003

         This Amendment No. 12 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999 (the "Agreement") is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation, having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

         WHEREAS, the purpose of this Amendment to the Agreement is to further clarify what conditions would apply under the Agreement to enable Peerless to enter into a reproduction and distribution only sublicensing relationship with an OEM Customer and to amend Exhibit N-3 ("Minimum Terms For Protecting Adobe Information Supplied to OEM Customers Under Paragraph 2.2.10") of the Agreement.

         NOW, THEREFORE, the parties agree as follows:

1. Paragraph 2.2.10 ("Sublicensing of Reproduction and Distribution Rights Only") shall be amended to read in its entirety as follows:

                  "2.2.10 SUBLICENSING OF REPRODUCTION AND DISTRIBUTION RIGHTS ONLY. For purposes of this Paragraph 2.2.10 only, "Adobe Information" shall mean (i) Font Programs, (ii) released and unreleased Adobe Software, Other Adobe Software and Host Software in object code form only, including Golden Masters thereof, (iii) End User Documentation and (iv) and any other Adobe proprietary information provided by Peerless to an OEM Customer hereunder, but shall exclude Adobe Support Information. Subject to Peerless' compliance with the terms of this Agreement, Peerless may choose to sublicense only those rights enumerated in Paragraphs 2.2.1 - 2.2.8 that apply to the granting of reproduction and distribution rights to the Adobe Information (but shall exclude the granting of any development rights), to an OEM Customer under a Peerless OEM Agreement containing terms that are substantially equivalent to the minimum terms listed in Exhibit B ("Minimum Terms of Peerless OEM Agreements") and are conforming to the requirements set forth in this Paragraph 2.2.10. Paragraphs

                      Amend. 12 to Peerless/Adobe PS Agmt.                     1
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         3.1, 4.9 and 5.3 of Exhibit B shall not apply and therefore are not required as minimum terms in such Peerless OEM Agreement. In addition, notwithstanding Paragraph 3.2 of the Agreement, neither Peerless nor its OEM Customers are required to supply Adobe with PPD files and, therefore, Paragraph 3.2 of Exhibit B shall not apply unless Peerless or its OEM Customer voluntarily supplies PPD files to Adobe. Peerless shall do all of the development and product testing through certification of the OEM Customer's Licensed System. Once the OEM Customer's Licensed System has been certified in accordance with the requirements set forth in Paragraph 5.2 ("Testing and Certification of Revised Object and Proposed Designated Output Devices"), Peerless may supply the OEM Customer with Golden Master versions (as defined below) in object code form of the Adobe Information for reproduction and distribution as part of a Licensed System in accordance with the terms of this Agreement. The term "Golden Master" shall mean a master tape or a compact disc copy of the applicable Adobe Information; i.e., Revised Object, Font Programs, Host Software, supplied by Peerless from which multiple copies of the applicable Adobe Information may be made by the OEM Customer. Peerless shall require the OEM Customer to faithfully reproduce all copies from the applicable Golden Master solely at a Reproduction Site and not to alter or replace any portion of, or alter the functionality of any portion of the Adobe Information developed by Peerless and supplied by Peerless to the OEM Customer. Peerless shall prohibit an OEM Customer from granting a third party, including but not limited to an OEM Remarketer Customer, access to Golden Masters for any purpose. If an OEM Customer is granted reproduction and distribution rights only in accordance with this Paragraph 2.2.10, Peerless shall not permit such OEM Customer to have access to any portion of the Adobe Support Information or to a Peerless SDK."

2.       Any reference in Paragraphs 6 ("Proprietary Rights and Legends") and
         12.9.2 ("Safeguarding of Proprietary Rights") of the Agreement to Exhibit N-3 ("Minimum Terms for Protecting Adobe Information") hereinafter shall refer to Exhibit N-3 ("Minimum Terms for Protecting Adobe Information Supplied to OEM Customers Under Paragraph 2.2.10") of the Agreement, as amended herein.

3. Any reference in Subparagraphs 1.3.5(ii) and 2.2.2 of Exhibit B ("Minimum Terms of Peerless OEM Agreement") of the Agreement and Paragraph 4.1 of Exhibit B of the Agreement hereinafter shall refer to Exhibit N-3 ("Minimum Terms for Protecting Adobe Information Supplied to OEM Customers Under Paragraph 2.2.10") of the Agreement, as amended herein.

4. Any reference in the footnote at the end of Exhibit D ("Extended Roman Font Program Set") to Exhibit N-3 ("Minimum Terms for Protecting Adobe Information") hereinafter shall refer to Exhibit N-3 ("Minimum Terms for Protecting Adobe Information Supplied to OEM Customers Under Paragraph 2.2.10") of the Agreement, as amended herein.


                      Amend. 12 to Peerless/Adobe PS Agmt.                     2
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5.       Exhibit N-3 ("Minimum Terms for Protecting Adobe Information") is
         renamed as Exhibit N-3 ("Minimum Terms for Protecting Adobe Information Supplied to OEM Customers Under Paragraph 2.2.10") and is revised to read in its entirety as attached hereto.

6. All other terms and conditions of the Agreement shall remain in full force and effect.


                      Amend. 12 to Peerless/Adobe PS Agmt.                     3
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         IN WITNESS WHEREOF, each of Adobe and Peerless has executed this
Amendment No. 12 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:                                        Peerless:

ADOBE SYSTEMS INCORPORATED                    PEERLESS SYSTEMS CORPORATION

By:  /s/ JIM STEPHENS                         By: /s/ WILLIAM NEIL

Print                                         Print
Name: Jim Stephens                            Name:William R. Neil

Title:  SVP Worldwide Sales                   Title: Vice President of Finance
        and Field Operations                         and CFO
Date:   10/1/03                               Date: September 8, 2003



                      Amend. 12 to Peerless/Adobe PS Agmt.                     4
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                                   EXHIBIT N-3

         MINIMUM TERMS FOR PROTECTING ADOBE INFORMATION SUPPLIED TO OEM
                        CUSTOMERS UNDER PARAGRAPH 2.2.10


1. AUTHORIZED PERSONNEL. OEM agrees that it will disclose the Adobe Information only to authorized employees and authorized contractors who
         (i) require access thereto for a purpose authorized by this Agreement and (ii) have signed an employee or contractor agreement in which such employee or contractor agrees to protect third party confidential information. OEM Customer agrees that any breach by any authorized employees and authorized contractors of their obligations under such confidentiality agreements shall also constitute a breach by OEM Customer hereunder.

2.       ADOBE INFORMATION.

         2.1 OEM Customer shall ensure that all Adobe Information received from Peerless and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Information before being made available to authorized employees and authorized contractors.

         2.2 OEM Customer shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Adobe Information as OEM Customer uses to protect its own confidential information of a like nature, but in no event shall the safeguards for protecting such Adobe Information be less than a reasonably prudent business would exercise under similar circumstances. OEM Customer shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Information.

         2.3. OEM Customer shall instruct authorized employees and authorized contractors not to copy Adobe Information on their own, and not to disclose Adobe Information to anyone not authorized to receive it.

         2.4 Golden Master versions of the Adobe Information shall be handled, used, and stored solely at OEM Customer-controlled facilities. OEM Customer may use the Golden Master versions solely for the purpose of faithfully reproducing copies of the Revised Object, Font Programs and Host Software, as applicable, for distribution as part of a Licensed System under the Peerless OEM Agreement. OEM Customer shall ensure that the Golden Master versions supplied by Peerless to OEM Customer shall not be provided to any third party.

         2.5 OEM Customer agrees that it has no development rights in and to the Adobe Information and it shall not modify or replace any portion of or alter the functionality of any portion of the Adobe Information supplied by Peerless hereunder.


                      Amend. 12 to Peerless/Adobe PS Agmt.                     5
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3. TRADE SECRETS. OEM Customer acknowledges Adobe's representation that those techniques, algorithms, and processes contained in the Adobe Information which have been developed, acquired, or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe and/or its suppliers, and OEM Customer agrees that they will be used by OEM Customer only in accordance with the terms of this Agreement. OEM Customer agrees to protect the proprietary rights of Adobe and its suppliers in the Adobe Information in accordance with the terms of this Agreement.



                      Amend. 12 to Peerless/Adobe PS Agmt.                     6